EXHIBIT 10(b)
AMENDMENT NO. 3
TO
ACUITY BRANDS LIGHTING, INC.
SEVERANCE AGREEMENT

THIS AMENDMENT made and entered into as of October 26, 2020, by and between ACUITY BRANDS LIGHTING, INC. (the “Company”) and Karen J. Holcom (“Executive”);

W I T N E S S E T H

WHEREAS, the Company and Executive entered into a Severance Agreement, dated as of March 28, 2018 (“Severance Agreement”) and amended as of May 28, 2019 and August 20, 2019, providing for the payment of certain compensation and benefits to Executive if Executive’s employment is terminated under certain circumstances; and

WHEREAS, the parties now desire to amend the Severance Agreement in the manner hereinafter provided;

NOW, THEREFORE, the Severance Agreement is hereby amended, as follows:

1.Section 4.2 is hereby amended by deleting “75%” from clause (i) and substituting “100%” in lieu thereof.

1.This Amendment to the Severance Agreement shall be effective as of the date of this Amendment. Except as hereby modified, the Severance Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, the parties have executed this Amendment on the date(s) written below.

EXECUTIVE	COMPANY

ACUITY BRANDS, INC.
/s/ Karen J. Holcom	By:	/s/ Neil M. Ashe
Karen J. Holcom		NEIL M. ASHE
President and CEO